UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2004
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California

(State of Other Jurisdiction of Incorporation)

1-8145	94-2340464

(Commission File Number)	(IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)

(925) 847-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
Signature
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure

          On May 17, 2004, Thoratec Corporation announced its intention to commence an offering of $125,000,000 in aggregate principal amount of senior convertible notes to be issued pursuant to Rule 144A. On May 18, 2004, Thoratec announced the pricing of the note offering. For additional information concerning this offering, refer to the exhibits contained in this Current Report on Form 8-K.

          The following exhibits are filed with this Form 8-K.

No.	Exhibit
99.1	Press Release dated May 17, 2004 regarding the offering of Senior Convertible Notes.
99.2	Press Release dated May 18, 2004 regarding the offering of Senior Convertible Notes.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated as of May 18, 2004

THORATEC CORPORATION

By:	/s/ M. Wayne Boylston

M. Wayne Boylston
Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Thoratec Corporation, dated May 17, 2004.
99.2	Press Release issued by Thoratec Corporation, dated May 18, 2004.

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